                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E.
Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities to sign, any Form N-14, amendments to any
Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and
to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        January 27, 2005                      /s/ Charles A. Fiumefreddo
                                                    --------------------------
                                                        Charles A. Fiumefreddo

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay
Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET
FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        January 27, 2005

                                                  /s/ Manuel H. Johnson
                                                  -----------------------
                                                       Manuel H. Johnson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay
Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET
FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        January 27, 2005

                                                    /s/ Michael E. Nugent
                                                    -----------------------
                                                         Michael E. Nugent

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay
Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET
FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        January 27, 2005

                                                       /s/ Edwin J. Garn
                                                       -----------------
                                                           Edwin J. Garn

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay
Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET
FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 27, 2005

                                                      /s/ Michael Bozic
                                                      --------------------
                                                           Michael Bozic

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay
Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET
FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 27, 2005

                                                   /s/ Joseph J. Kearns
                                                   ----------------------
                                                        Joseph J. Kearns

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay
Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET
FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 27, 2005

                                                     /s/ Wayne E. Hedien
                                                     -----------------------
                                                         Wayne E. Hedien

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris or
any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form
N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN
APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 27, 2005

                                                           /s/ Fergus Reid
                                                          --------------------
                                                                Fergus Reid

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison,
Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF
THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the
Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:        January 27, 2005

                                                       /s/ James F. Higgins
                                                       -----------------------
                                                           James F. Higgins

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                JANUARY 27, 2005

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS

            TAXABLE MONEY MARKET FUNDS

            Active Assets Government Securities Trust
            Active Assets Institutional Government Securities Trust
            Active Assets Institutional Money Trust
            Active Assets Money Trust
            Morgan Stanley Liquid Asset Fund Inc.
            Morgan Stanley U.S. Government Money Market Trust

            TAX-EXEMPT MONEY MARKET FUNDS

            Active Assets California Tax-Free Trust
            Active Assets Tax-Free Trust
            Morgan Stanley California Tax-Free Daily Income Trust
            Morgan Stanley New York Municipal Money Market Trust
            Morgan Stanley Tax-Free Daily Income Trust

            EQUITY FUNDS

            Morgan Stanley Aggressive Equity Fund
            Morgan Stanley Allocator Fund
            Morgan Stanley American Franchise Fund
            Morgan Stanley American Opportunities Fund
            Morgan Stanley Biotechnology Fund
            Morgan Stanley Capital Opportunities Trust
            Morgan Stanley Developing Growth Securities Trust
            Morgan Stanley Dividend Growth Securities Inc.
            Morgan Stanley Equally-Weighted S&P 500 Fund
            Morgan Stanley European Equity Fund Inc.
            Morgan Stanley Financial Services Trust
            Morgan Stanley Fund of Funds
                o    Domestic Portfolio
            Morgan Stanley Fundamental Value Fund
            Morgan Stanley Global Advantage Fund
            Morgan Stanley Global Dividend Growth Securities
            Morgan Stanley Global Utilities Fund

             Morgan Stanley Growth Fund
             Morgan Stanley Health Sciences Trust
             Morgan Stanley Income Builder Fund
             Morgan Stanley Information Fund
             Morgan Stanley International Fund
             Morgan Stanley International SmallCap Fund
             Morgan Stanley International Value Equity Fund
             Morgan Stanley Japan Fund
             Morgan Stanley KLD Social Index Fund
             Morgan Stanley Mid-Cap Value Fund
             Morgan Stanley Nasdaq-100 Index Fund
             Morgan Stanley Natural Resource Development Securities Inc.
             Morgan Stanley Pacific Growth Fund Inc.
             Morgan Stanley Real Estate Fund
             Morgan Stanley S&P 500 Index Fund
             Morgan Stanley Small-Mid Special Value Fund
             Morgan Stanley Special Growth Fund
             Morgan Stanley Special Value Fund
             Morgan Stanley Total Market Index Fund
             Morgan Stanley Total Return Trust
             Morgan Stanley Utilities Fund
             Morgan Stanley Value Fund

BALANCED FUNDS

             Morgan Stanley Balanced Growth Fund
             Morgan Stanley Balanced Income Fund

ASSET ALLOCATION FUND

             Morgan Stanley Strategist Fund

TAXABLE FIXED-INCOME FUNDS

             Morgan Stanley Convertible Securities Trust
             Morgan Stanley Federal Securities Trust
             Morgan Stanley Flexible Income Trust
             Morgan Stanley High Yield Securities Inc.
             Morgan Stanley Limited Duration Fund
             Morgan Stanley Limited Duration U.S. Treasury Trust
             Morgan Stanley Quality Income Securities
             Morgan Stanley Total Return Income Securities Fund
             Morgan Stanley U.S. Government Securities Trust

TAX-EXEMPT FIXED-INCOME FUNDS

              Morgan Stanley California Tax-Free Income Fund
              Morgan Stanley Limited Term Municipal Trust
              Morgan Stanley New York Tax-Free Income Fund
              Morgan Stanley Tax-Exempt Securities Trust

SPECIAL PURPOSE FUNDS

              Morgan Stanley Select Dimensions Investment Series

                   o     American Opportunities Portfolio
                   o     Balanced Growth Portfolio
                   o     Capital Opportunities Portfolio
                   o     Developing Growth Portfolio
                   o     Dividend Growth Portfolio
                   o     Equally-Weighted S&P 500 Portfolio
                   o     Flexible Income Portfolio
                   o     Global Equity Portfolio
                   o     Growth Portfolio
                   o     Money Market Portfolio
                   o     Utilities Portfolio

              Morgan Stanley Variable Investment Series

                   o     Aggressive Equity Portfolio
                   o     Dividend Growth Portfolio
                   o     Equity Portfolio
                   o     European Equity Portfolio
                   o     Global Advantage Portfolio
                   o     Global Dividend Growth Portfolio
                   o     High Yield Portfolio
                   o     Income Builder Portfolio
                   o     Information Portfolio
                   o     Limited Duration Portfolio
                   o     Money Market Portfolio
                   o     Quality Income Plus Portfolio
                   o     S&P 500 Index Portfolio
                   o     Strategist Portfolio
                   o     Utilities Portfolio

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

            Morgan Stanley Government Income Trust
            Morgan Stanley Income Securities Inc.
            Morgan Stanley Prime Income Trust

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

            Morgan Stanley California Insured Municipal Income Trust
            Morgan Stanley California Quality Municipal Securities
            Morgan Stanley Insured California Municipal Securities
            Morgan Stanley Insured Municipal Bond Trust
            Morgan Stanley Insured Municipal Income Trust
            Morgan Stanley Insured Municipal Securities
            Morgan Stanley Insured Municipal Trust
            Morgan Stanley Municipal Income Opportunities Trust
            Morgan Stanley Municipal Income Opportunities Trust II
            Morgan Stanley Municipal Income Opportunities Trust III
            Morgan Stanley Municipal Premium Income Trust
            Morgan Stanley New York Quality Municipal Securities
            Morgan Stanley Quality Municipal Income Trust
            Morgan Stanley Quality Municipal Investment Trust
            Morgan Stanley Quality Municipal Securities

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1. Morgan Stanley Institutional Fund, Inc.

              Active Portfolios:

                   o     Active International Allocation Portfolio
                   o     Emerging Markets Portfolio
                   o     Emerging Markets Debt Portfolio
                   o     Equity Growth Portfolio
                   o     European Real Estate Portfolio
                   o     Focus Equity Portfolio

                   o     Global Franchise Portfolio
                   o     Global Value Equity Portfolio
                   o     International Equity Portfolio
                   o     International Magnum Portfolio
                   o     International Small Cap Portfolio
                   o     Money Market Portfolio
                   o     Municipal Money Market Portfolio
                   o     Small Company Growth Portfolio
                   o     Technology Portfolio
                   o     U.S. Real Estate Portfolio
                   o     Value Equity Portfolio

              Inactive Portfolios*:

                   o     Asian Equity Portfolio
                   o     China Growth Portfolio
                   o     Gold Portfolio
                   o     Micro-Cap Portfolio
                   o     Mortgage Backed Securities Portfolio
                   o     Municipal Bond Portfolio
                   o     U.S. Equity Portfolio

              Morgan Stanley Institutional Fund Trust

              Active Portfolios:

                   o     Advisory Foreign Fixed Income II Portfolio
                   o     Advisory Foreign Fixed Income Portfolio
                   o     Advisory Mortgage Portfolio
                   o     Balanced Portfolio
                   o     Core Plus Fixed Income Portfolio
                   o     Equity Portfolio
                   o     High Yield Portfolio
                   o     Intermediate Duration Portfolio
                   o     International Fixed Income Portfolio
                   o     Investment Grade Fixed Income Portfolio
                   o     Limited Duration Portfolio
                   o     Mid-Cap Growth Portfolio
                   o     Municipal Portfolio
                   o     U.S. Core Fixed Income Portfolio

* Have not commenced or have ceased operations

                   o     U.S. Mid-Cap Value Portfolio
                   o     U.S. Small-Cap Value Portfolio
                   o     Value Portfolio

              Inactive Portfolios*:

                   o     Balanced Plus Portfolio
                   o     Growth Portfolio
                   o     New York Municipal Portfolio
                   o     Targeted Duration Portfolio
                   o     Value II Portfolio

3. The Universal Institutional Funds, Inc.

              Active Portfolios:

                   o     Core Plus Fixed Income Portfolio
                   o     Emerging Markets Debt Portfolio
                   o     Emerging Markets Equity Portfolio
                   o     Equity and Income Portfolio
                   o     Equity Growth Portfolio
                   o     Global Franchise Portfolio
                   o     Global Value Equity Portfolio
                   o     High Yield Portfolio
                   o     International Magnum Portfolio
                   o     Mid-Cap Growth Portfolio
                   o     Money Market Portfolio
                   o     Small Company Growth Portfolio
                   o     Technology Portfolio
                   o     U.S. Mid-Cap Value Portfolio
                   o     U.S. Real Estate Portfolio
                   o     Value Portfolio

              Inactive Portfolios*:

                   o     Asian Equity Portfolio
                   o     Balanced Portfolio
                   o     Capital Preservation Portfolio
                   o     Core Equity Portfolio
                   o     International Fixed Income Portfolio
                   o     Investment Grade Fixed Income Portfolio
                   o     Latin American Portfolio
                   o     Multi-Asset Class Portfolio
                   o     Targeted Duration Portfolio

              Morgan Stanley Institutional Liquidity Funds

                   o     Government Portfolio
                   o     Government Securities Portfolio
                   o     Money Market Portfolio
                   o     Prime Portfolio
                   o     Tax-Exempt Portfolio
                   o     Treasury Portfolio
                   o     Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

              Morgan Stanley Asia-Pacific Fund, Inc.
              Morgan Stanley Eastern Europe Fund, Inc.
              Morgan Stanley Emerging Markets Debt Fund, Inc.
              Morgan Stanley Emerging Markets Fund, Inc.
              Morgan Stanley Global Opportunity Bond Fund, Inc.
              Morgan Stanley High Yield Fund, Inc.
              The Latin American Discovery Fund, Inc.
              The Malaysia Fund, Inc.
              The Thai Fund, Inc.
              The Turkish Investment Fund, Inc.

CLOSED-END HEDGE FUND

..             Morgan Stanley Institutional Fund of Hedge Funds